Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Coast Hotels and Casinos, Inc. (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

o	the Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

o	the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2004
/s/ Michael J. Gaughan
Michael J. Gaughan Chairman of the Board and Chief Executive Officer
/s/ Gage Parrish
Gage Parrish Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Coast Hotels and Casinos, Inc. and will be retained by Coast Hotels and Casinos, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.